UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2012 (January 26, 2012)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite C-175, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On January 27, 2012, Southern Copper Corporation issued a press release announcing a cash dividend of $0.19 per share of common stock and a stock dividend of 0.0107 shares of common stock per share of common stock. The stock and cash dividends will be paid on February 28, 2012 to stockholders of record as of the close of business on February 15, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release of Southern Copper Corporation dated January 27, 2012, furnished pursuant to Item 8.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Raul Jacob
Name:	Raul Jacob
Title:	Comptroller

Date: January 30, 2011

INDEX TO EXHIBITS

Exhibits

99.1	Press release of Southern Copper Corporation dated January 27, 2012, furnished pursuant to Item 8.01 of this Form 8-K.

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